UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CHURCHILL CAPITAL CORP IX

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CHURCHILL CAPITAL CORP IX

640 FIFTH AVENUE, 14TH FLOOR

NEW YORK, NEW YORK 10019

LETTER TO SHAREHOLDERS

Dear Churchill Capital Corp IX Shareholder:

You are cordially invited to attend the annual general meeting of the shareholders (the “Meeting”) of Churchill Capital Corp IX, a Cayman Islands exempted company (the “Company”), which will be held on December 19, 2025, at 9:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online by visiting https://www.cstproxy.com/churchillcapitalix/2025.

The accompanying proxy statement (the “Proxy Statement”) is dated November 24, 2025 and is first being mailed to shareholders of the Company on or about November 24, 2025. The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposal (the “Auditor Ratification Proposal”):

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Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”).

The Auditor Ratification Proposal is more fully described in the accompanying Proxy Statement; please take the time to read carefully the Auditor Ratification Proposal before you vote. In addition to considering and voting on the foregoing Auditor Ratification Proposal, members of the Company’s management (the “Management”) will be available at the Meeting to discuss the audited financial statements of the Company for the fiscal year ended December 31, 2024 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025 (the “2024 Annual Report”), and answer questions of shareholders regarding the Company’s current affairs.

The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Company’s Class A ordinary shares and Class B ordinary shares (collectively, the “Ordinary Shares”) present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

The Board has fixed the close of business on November 18, 2025 as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company that the selection of Withum as the Company’s independent registered public accounting firm for the year ending December 31, 2025 is ratified.

After careful consideration of all relevant factors, the Board has determined that the Auditor Ratification Proposal is in the best interests of the Company, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such Proposal.

Under our Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Charter”), no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Auditor Ratification Proposal and the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including about the 2024 Annual Report, to the Management at the Meeting.

November 24 2025	By Order of the Board of Directors

/s/ Michael Klein
Michael Klein
Chief Executive Officer, President and Chairman of the Board of Directors

Your vote is very important. Whether or not you plan to attend the Meeting, if you are a shareholder as of the Record Date, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Meeting. The approval of the Auditor Ratification Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Accordingly, if you fail to vote in person, online or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Auditor Ratification Proposal is approved by the requisite majority. Abstentions and broker non-votes will also not be counted for the purpose of determining whether the Auditor Ratification Proposal is approved by the requisite majority; however, abstentions and broker non-votes will be considered present for purposes of establishing a quorum. If you hold your shares in street name through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

CHURCHILL CAPITAL CORP IX

640 FIFTH AVENUE, 14TH FLOOR

NEW YORK, NEW YORK 10019

NOTICE OF THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Shareholders of Churchill Capital Corp IX

NOTICE IS HEREBY GIVEN that the annual general meeting of the shareholders (the “Meeting”) of Churchill Capital Corp IX, a Cayman Islands exempted company (“we”, “us”, “our”, or “Company”), will be held on December 19, 2025, at 9:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you.

You will not be required to attend the Meeting in person in order to vote. You may vote your shares online by visiting https://www.cstproxy.com/churchillcapitalix/2025. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposal (the “Auditor Ratification Proposal”):

•

Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”).

The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Class A ordinary shares (the “Class A Ordinary Shares”) and 7,187,500 Class B ordinary shares (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

Our Board has fixed the close of business on November 18, 2025 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date, there were 29,475,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares issued and outstanding. Our outstanding warrants do not have voting rights in connection with the Auditor Ratification Proposal.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be our shareholder.

Shareholders will have the opportunity to present questions to our management (the “Management”), including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 31, 2025 (the “2024 Annual Report”), at the Meeting.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Auditor Ratification Proposal. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

This Proxy Statement is dated November 24, 2025 and is first being mailed to shareholders on or about November 24, 2025.

This Notice of the 2025 Annual Meeting, the Proxy Statement, including the proxy card, and our 2024 Annual Report are also available at www.cstproxy.com/churchillcapitalix/2025.

November 24, 2025	By Order of the Board of Directors

/s/ Michael Klein
Michael Klein
Chief Executive Officer, President and Chairman of the Board of Directors

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete PlusAI Business Combination (as defined below);

•	the anticipated benefits of the PlusAI Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account or available to us from interest income on the Trust Account balance; and

•	the competitive environment in which our successor will operate following the PlusAI Business Combination.

Additionally, in 2024, the SEC adopted additional rules and regulations relating to special purpose acquisition companies (“SPACs” and such rules, the “2024 SPAC Rules”). The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed Business Combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, see section entitled “Risk Factors” in the other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below (i) only briefly address some commonly asked questions about the Meeting and the Auditor Ratification Proposal, (ii) are only summaries of the matters they discuss and (iii) highlight only selected information from this Proxy Statement. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement and the other documents referred to herein, to fully understand the Auditor Ratification Proposal and the voting procedures for the Meeting.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is an annual general meeting of the shareholders, to be held on December 19, 2025, at 9:00 a.m. Eastern Time, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Auditor Ratification Proposal to be considered at the Meeting.

This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about November 24, 2025.

We are a blank check company incorporated as a Cayman Islands exempted company on December 18, 2023 for the purpose of effecting a Business Combination. On May 6, 2025, we consummated our Initial Public Offering of 28,750,000 Units (the “Units”), including 3,750,000 Units issued pursuant to the full exercise of the over-allotment option. Each Unit consists of one Class A Ordinary Share and one-quarter of one warrant (each, a “Public Warrant”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to us of $287,500,000. Simultaneously with the closing of the Initial Public Offering and pursuant to that certain private placement units purchase agreement, dated May 1, 2025, by and between the Company and Churchill Sponsor IX LLC (our “Sponsor”) (the “Private Placement Units Purchase Agreement”), we completed the sale of 725,000 Private Placement Units to the Sponsor in the private placement at a purchase price of $10.00 per Private Placement Unit (the “Private Placement”), generating gross proceeds to us of $7,250,000. The Private Placement Units (and underlying securities) are identical to the Units (and underlying securities), except as otherwise disclosed in the registration statement for the Company’s Initial Public Offering.

Why do we need to hold an annual meeting?

The Meeting is being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within 12 months after our fiscal year ended December 31, 2024. At the Meeting, you will have the opportunity to present questions to the Management.

In addition to sending our shareholders this Proxy Statement, we are also sending our 2024 Annual Report for the year ended December 31, 2024, so that at the Meeting, shareholders may discuss and ask questions of the Company with respect to such financial statements.

The Auditor Ratification Proposal

What is being voted on?

A proposal to ratify the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2025.

Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as the Company’s independent registered public accounting firm since 2023. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination.

Our Board recommends that our shareholders vote “FOR” the Auditor Ratification Proposal.

What vote is required to approve the Auditor Ratification Proposal?

The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

What if I don’t want to vote “FOR” the Auditor Ratification Proposal?

If you do not want the Auditor Ratification Proposal to be approved, you must vote “AGAINST” such proposal. Abstentions will have no effect on the Auditor Ratification Proposal.

Do I have appraisal rights or dissenters’ rights if I object to any of the Auditor Ratification Proposal?

No. There are no appraisal rights or dissenters’ rights available to our shareholders in connection with the Auditor Ratification Proposal.

How do our insiders intend to vote their shares?

All of our Sponsor, directors, officers and their respective affiliates, are expected to vote any Ordinary Shares over which they have voting control in favor of the Auditor Ratification Proposal. On the Record Date, our Sponsor, directors and officers collectively beneficially owned and were entitled to vote an aggregate of 725,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares, representing approximately 21.6% of our total issued and outstanding Ordinary Shares.

Information about the Meeting

Can I attend the Meeting in person?

Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, at 9:00 a.m. Eastern Time, on December 19, 2025. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you. You will be able to vote your shares online by visiting https://www.cstproxy.com/churchillcapitalix/2025.

What constitutes a Quorum at the Meeting?

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including those who voted online) or by proxy (or, in the case of a holder that is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a “Quorum” and in order to conduct business at the Meeting. As of the Record Date, 12,220,834 Ordinary Shares would be required to achieve a Quorum at the Meeting.

Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted as present for the purpose of determining a Quorum. Our Sponsor, and officers and directors collectively own 725,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares, or approximately 21.6% of our total issued and outstanding Ordinary Shares, which will count towards this Quorum.

Who can vote at the Meeting?

Only holders of our Ordinary Shares at the close of business on the Record Date, November 18, 2025, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 29,475,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares were outstanding and entitled to vote.

How many votes do I have?

Each Class A Ordinary Share and each Class B Ordinary Share is entitled to one vote on each matter that comes before the Meeting. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of our Sponsor, directors and officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and Broker Non-Votes for the Auditor Ratification Proposal.

The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST”, the Auditor Ratification Proposal will be counted for the purposes of determining whether the Auditor Ratification Proposal is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. See the question below entitled “Will my shares be voted if I do not provide my proxy?” for more information about Broker Non-Votes.

What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?

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Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Shareholder of Record”.

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

How can I vote if I am a Shareholder of Record?

If you were a Shareholder of Record of Ordinary Shares on the Record Date, with respect to the Auditor Ratification Proposal:

•	At the Meeting. You may vote at the Meeting.

•

Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at https://www.cstproxy.com/churchillcapitalix/2025, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on December 18, 2025 (have your proxy card in hand when you visit the website).

•

By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 9:00 a.m., Eastern Time, on December 19, 2025.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a Beneficial Owner of shares held in Street Name?

If you were a Beneficial Owner of Ordinary Shares held in Street Name on the Record Date, with respect to the Auditor Ratification Proposal:

•

At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

By telephone or online. You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer online or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

May I change my vote after I have voted or revoke my proxy after it is granted?

Yes. You may change your vote by:

•	entering a new vote online or by telephone, if those voting options are available to you;

•	sending a later-dated, signed proxy card to Churchill Capital Corp IX c/o Jay Taragin, 640 Fifth Avenue, 14th Floor, New York, NY 10019, so that it is received by the Company prior to the Meeting; or

•	Attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, which must be received by our Chief Financial Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

What is the proxy card?

The proxy card enables you to appoint each of Michael Klein, our Chief Executive Officer, President and Chairman, and Jay Taragin, our Chief Financial Officer, or failing them, the duly appointed chairman of the Meeting, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Klein and Mr. Taragin, or failing them, the duly appointed chairman of the Meeting, to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted “FOR” the Auditor Ratification Proposal, in accordance with the recommendation of our Board as described below. If the Meeting is adjourned, Mr. Klein and Mr. Taragin, or failing them, the duly appointed chairman of the Meeting, can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

What should I do if I receive more than one set of voting materials for the Meeting?

You may receive more than one set of voting materials for the Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a Shareholder of Record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your Ordinary Shares.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

What other business may be conducted at Meeting?

The Meeting has been called only to consider and vote on the approval of the Auditor Ratification Proposal. Under the Amended and Restated Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Who will solicit and pay the cost of soliciting proxies for the Meeting?

We will pay for the entire cost of soliciting proxies for the Meeting from our working capital. We have engaged the Sodali & Co (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $10,000 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement and to consider how the Auditor Ratification Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in Street Name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Who can help answer my questions?

If you have questions about the Auditor Ratification Proposal or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Sodali & Co

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Bank and Brokers: (203) 658-9400

Email: CCIX.info@investor.sodali.com

You may also contact us at:

Churchill Capital Corp IX

640 Fifth Avenue, 14th Floor

New York, NY 10019

Attn: Jay Taragin

Telephone No.: (212) 380-7500

To obtain timely delivery, shareholders must request the materials no later than December 12, 2025. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this Proxy Statement entitled “Where You Can Find More Information.”

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on December 18, 2023, for the purpose of effecting a Business Combination.

There are currently 29,475,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares issued and outstanding. In addition, we issued (i) 7,187,500 Public Warrants as part of our Initial Public Offering and (ii) 181,250 Private Placement Warrants as part of the Private Placement and in connection with the underwriter’s partial exercise of its over-allotment option. Each whole Warrant entitles its holder to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, we may redeem the outstanding warrants at a price of $0.01 per Warrant, if the last sale price of the Class A Ordinary Shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before we send the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of September 30, 2025, approximately $304.5 million from our Initial Public Offering and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred eighty-five (185) days or less or in money market funds that meet certain conditions under Rule 2a-7under the Investment Company Act of 1940 (the “Investment Company Act”) and that invest only in direct U.S. government obligations and may at any time be held as cash or cash items, including in demand deposit accounts at a bank. Funds will remain in the Trust Account until the earlier of (i) the consummation of the initial Business Combination or (ii) the distribution of the Trust Account proceeds. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

PlusAI Business Combination

On June 5, 2025, the Company entered into an Agreement and Plan of Merger and Reorganization (as amended by Amendment No. 1 dated September 8, 2025 and Amendment No. 2 dated September 18, 2025, and as may be further amended, modified, supplemented or waived from time to time, the “Merger Agreement”) by and among the Company, AL Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), AL Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”) and Plus Automation, Inc., a Delaware corporation (“PlusAI”). Pursuant to the Merger Agreement, and on the terms and subject to the satisfaction or waiver of the conditions set forth therein, the parties thereto intend to effect a business combination transaction by which Merger Sub I will merge with and into the PlusAI, with PlusAI continuing as the surviving corporation and a wholly owned subsidiary of the Company (“First Merger”), and immediately following the First Merger, the surviving corporation of the First Merger will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”). The proposed Mergers are expected to be consummated following the receipt of the required approval by the shareholders of the Company and PlusAI and the satisfaction or waiver of certain other closing conditions set forth in the Merger Agreement (the transactions contemplated by the Merger Agreement, including the Mergers, the “PlusAI Business Combination.”)

For more information about the PlusAI Business Combination, see the Company’s Current Report on Form 8-K, filed with the SEC on June 6, 2025.

You are not being asked to vote on the Business Combination at this time.

THE MEETING

This Proxy Statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Meeting. This Proxy Statement contains important information regarding the Meeting, the Auditor Ratification Proposal on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about November 24, 2025 to all Shareholders of Record as of November 18, 2025, the Record Date for the Meeting. Shareholders of Record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on December 19, 2025, at 9:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Attending the Meeting

Only shareholders who own Ordinary Shares as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a shareholder, you will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you.

You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online at https://www.cstproxy.com/churchillcapitalix/2025, or in accordance with the voting instructions provided throughout this Proxy Statement.

Voting Power; Record Date

As our shareholder, you have a right to vote on certain matters affecting our Company. The Auditor Ratification Proposal to be presented at the Meeting and upon which you are being asked to vote is summarized below and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on November 18, 2025, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in Street Name or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 36,662,500 Ordinary Shares issued and outstanding, consisting of (i) 29,475,000 Class A Ordinary Shares, of which 725,000 Class A Ordinary Shares are held by the Sponsor, and (ii) 7,187,500 Class B Ordinary Shares, all of which are held by the Sponsor.

Quorum

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including those who voted online) or represented by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a Quorum and in order to conduct business at the Meeting. Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted towards the Quorum requirement. In the absence of a Quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date, 12,220,834 Ordinary Shares would be required to achieve a Quorum at the Meeting. If a Quorum is not present within half an hour from the start of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a Quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present, in person (including those who voted online) or represented by proxy, shall constitute a Quorum.

The Proposal at the Meeting

At the Meeting, our shareholders will consider and vote on the following proposal:

•

Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2025

Required Vote for the Auditor Ratification Proposal for the Meeting

The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST”, the Auditor Ratification Proposal will be counted for the purposes of determining whether the Auditor Ratification Proposal is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Voting Your Shares

Shareholders of Record

If you are a Shareholder of Record, each Ordinary Share that you own in your name entitles you to one vote on Auditor Ratification Proposal. Your one or more proxy cards show the number of Ordinary Shares that you own. If you are a Shareholder of Record:

•	At the Meeting. You may vote at the Meeting.

•

Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at https://www.cstproxy.com/churchillcapitalix/2025, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on December 18, 2025 (have your proxy card in hand when you visit the website).

•

By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 9:00 a.m. Eastern Time, on December 19, 2025.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

Beneficial Owners

If you are a Beneficial Owner and your shares are held in Street Name, then your Ordinary Shares are registered in the name of your broker, bank or other agent. If you are a Beneficial Owner, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. If you are a Beneficial Owner of shares held in Street Name:

•

At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

By Telephone or Online. You may vote by proxy by submitting your proxy by telephone or online, if those options are available to you, in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. If your bank or brokerage firm does not offer online or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Changing Your Vote and Revoking Your Proxy

You may change your vote by:

•	entering a new vote online or by telephone, if those voting options are available to you;

•	sending a later-dated, signed proxy card to Churchill Capital Corp IX c/o Jay Taragin, 640 Fifth Avenue, 14th Floor, New York, NY 10019, so that it is received by the Company prior to the Meeting; or

•	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, which must be received by our Chief Financial Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

No Additional Matters

The Meeting has been called only to consider and vote on the Auditor Ratification Proposal. Under the Amended and Restated Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Appraisal Rights

There are no appraisal rights available to our shareholders in connection with the Auditor Ratification Proposal.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Auditor Ratification Proposal being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our proxy solicitor. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate an initial Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.

If you have any question on the above, please contact the Solicitation Agent at:

Sodali & Co

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Bank and Brokers (203) 658-9400

Email: CCIX.info@investor.sodali.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that the Auditor Ratification Proposal is fair to and in the best interests of our Company. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Auditor Ratification Proposal.

THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking our shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Withum has audited our financial statements for the fiscal year ended December 31, 2024 and for the period from December 18, 2023 (inception) through December 31, 2023. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to questions.

The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings. The aggregate audit fees of Withum for the year ended December 31, 2024 and for the period from December 18, 2023 (inception) through December 31, 2023 totaled approximately $100,880 and $4,308, respectively, for the services Withum performed in connection with our Initial Public Offering, quarterly filings and the audit of our December 31, 2024 and 2023 financial statements included in this Proxy Statement.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” The aggregate audit-related fees of Withum for the year ended December 31, 2024 and for the period from December 18, 2023 (inception) through December 31, 2023 totaled approximately $32,000 and $0, respectively, primarily for services related to the issuance of consents.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We paid Withum approximately $4,000 for tax services, tax planning and tax advice for the year ended December 31, 2024 and approximately $4,000 for the period from December 18, 2023 (inception) through December 31, 2023.

All Other Fees

All other fees consist of fees billed for all other services. During the year ended December 31, 2024 and for the period from December 18, 2023 (inception) through December 31, 2023, we did not pay any fees to Withum for other services and permitted due diligence services related to a potential Business Combination.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our Initial Public Offering. As a result, any such services rendered prior to the formation of our Audit Committee in 2024 were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services performed and to be performed for us by

Withum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Failure to vote by proxy, online or physically attend the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by us to be the Beneficial Owner of more than 5% of our outstanding Ordinary Shares;

•	each of our officers and directors; and

•	all our officers and directors as a group.

In the table below, percentage ownership is based on 36,662,500 Ordinary Shares, consisting of (i) 29,475,000 Class A Ordinary Shares and (ii) 7,187,500 Class B Ordinary Shares, issued and outstanding as of the Record Date. Prior to our initial Business Combination, only holders of our Class B Ordinary Shares have the right to vote on the appointment or removal of directors. Holders of our Class A Ordinary Shares will not be entitled to vote on the appointment or removal of directors during such time. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial Business Combination, except as required by law, holders of our Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, with each share entitling the holder to one vote. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis on the day of the consummation of a Business Combination.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these Private Placement Warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Total Outstanding Ordinary Shares
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Michael Klein (2)	725,000	2.5%	7,187,500	100%	21.6%
Jay Taragin (8)	—	—	—	—	—
Stephen Murphy (8)	—	—	—	—	—
William Sherman (8)	—	—	—	—	—
All directors and executive officers as a group (4 individuals)	725,000	2.5%	7,187,500	100%	21.6%
Other 5% Shareholders
Churchill Sponsor IX LLC (our Sponsor) (2)	725,000	2.5%	7,187,500	100%	21.6%
Empyrean Capital Partners, LP (3)	2,900,000	9.8%	—	—	7.9%
Fort Baker Capital Management LP (4)	2,833,119	9.6%	—	—	7.7%
The Goldman Sachs Group, Inc. (5)	2,076,550	7.0%	—	—	5.7%
Magnetar Financial (6)	1,982,756	6.7%	—	—	5.4%
Tenor Capital Management Company, L.P.(7)	1,750,000	5.9%	—	—	4.8%

1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o Churchill Capital Corp IX, 640 Fifth Avenue, 14th Floor, New York, NY 10019.
2)

Michael Klein is the controlling shareholder of M. Klein Associates, Inc., which is the managing member of Churchill Sponsor IX LLC. The securities beneficially owned by Churchill Sponsor IX LLC may also be deemed to be beneficially owned by Mr. Klein.

3)

According to a Schedule 13G/A filed with the SEC on February 14, 2025, Empyrean Capital Partners, LP (“ECP”), a Delaware limited partnership, serves as investment manager to Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”), a Cayman Islands exempted company, and as such may be deemed to have beneficial ownership of the Class A Ordinary Shares directly held by ECOMF. Mr. Amos Meron, who serves as the managing member of Empyrean Capital, LLC, the general partner of ECP, may be deemed to have beneficial ownership of the Class A Ordinary Shares directly held by ECOMF. The address of the business office of each of the reporting persons is c/o Empyrean Capital Partners, L.P., 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.

4)

According to a Schedule 13G/A filed with the SEC on November 14, 2025, Fort Baker Capital Management LP directly holds 2,833,119 Class A Ordinary Shares. Steven Patrick Pigott acts as Limited Partner/Chief Investment Officer for Fort Baker Capital Management LP. Fort Baker Capital, LLC acts as General Partner for Fort Baker Capital Management LP. Each of Mr. Pigott and Fort Baker Capital, LLC may be deemed to have beneficial ownership of the Class A Ordinary Shares directly held by Fort Baker Capital Management LP. Each also disclaims beneficial ownership of the securities reported herein except to the extent of that person’s pecuniary interest therein. The principal business address of each reporting persons is 700 Larkspur Landing Circle, Suite 275, Larkspur, CA 94939.

5)

According to a Schedule 13G filed with the SEC on August 14, 2025 by The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC. The address of the principal business office of each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC is 200 West Street New York, NY 10282.

6)

According to a Schedule 13G/A filed with the SEC on August 8, 2025, each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Snyderman held 1,982,756 Class A Ordinary Shares. The amount consists of (a) 520,194 Class A Ordinary Shares held for the account of Constellation Master Fund; (b) 380,144 Class A Ordinary Shares held for the account of Lake Credit Fund; (c) 360,129 Class A Ordinary Shares held for the account of Structured Credit Fund; (d) 320,124 Class A Ordinary Shares held for the account of Xing He Master Fund; (e) 222,109 Class A Ordinary Shares held for the account of Alpha Star Fund; (f) 20,003 Class A Ordinary Shares held for the account of Capital Master Fund; and (g) 160,053 Class A Ordinary Shares held for the account SC Fund. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

7)

According to a Schedule 13G/A filed with the SEC on October 16, 2025, the Class A Ordinary Shares are held by Tenor Opportunity Master Fund, Ltd. (the “Master Fund”). Tenor Capital Management Company, L.P. (“Tenor Capital”), serves as investment manager to the Master Fund. Robin Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. By virtue of these relationships, the Ms. Shah and Tenor Capital may be deemed to have shared voting and dispositive power with respect to the Class A Ordinary Shares owned directly by the Master Fund. The address of the business office of each of the reporting persons is c/o Tenor Capital, 810 Seventh Avenue, Suite 1905, New York, NY 10019.

8)	Does not include any shares indirectly owned by this individual.

Changes in Control

None. For more information on the PlusAI Business Combination, see the PlusAI Registration Statement on Form S-4, filed with the SEC on September 19, 2025.

FUTURE SHAREHOLDER PROPOSALS

We anticipate that our annual meeting of shareholders for the 2026 fiscal year (the “2026 Annual Meeting”) will be held no later than December 31, 2026. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at the 2026 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 640 Fifth Avenue, 14th Floor, New York, New York 10019 no later than July 27, 2026.

If the PlusAI Business Combination is not consummated and shareholders do not later approve to amend the Amended and Restated Charter to provide for an extension of the time period available to complete our initial Business Combination, then we will wind up, liquidate and dissolve, and the 2026 Annual Meeting will not be held.

In addition, our bylaws provide notice procedures for our shareholders to nominate a person as a director and to propose business to be considered by shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2026 Annual Meeting, assuming the meeting is held on or about December 28, 2026, notice of a nomination or proposal must be delivered to us no later than August 21, 2026 and no earlier than September 20, 2026. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

If the shares are registered in your names, you should inform us of your request by contacting us at:

Churchill Capital Corp IX

640 Fifth Avenue, 14th Floor

New York, New York 10019

Attn: Jay Taragin

Telephone No.: (212) 380-7500

If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.

Churchill Capital Corp IX

640 Fifth Avenue, 14th Floor

New York, New York 10019

Attn: Jay Taragin

Telephone No.: (212) 380-7500

If you would like additional copies of this Proxy Statement or if you have questions about the Auditor Ratification Proposal, you should contact the Solicitation Agent at the following address and e-mail address:

Sodali & Co

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Bank and Brokers (203) 658-9400

Email: CCIX.info@investor.sodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are our shareholder and would like to request documents, please do so by December 12, 2025, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2025

Vote by Internet – QUICK é é é EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CHURCHILL CAPITAL CORP IX	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 18, 2025.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD	Please mark your votes like this
CHURCHILL CAPITAL CORP IX —
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1.	The Auditor Ratification Proposal —	FOR	AGAINST	ABSTAIN
	RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the	☐	☐	☐
audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 be ratified, approved and confirmed in all respects.

CONTROL NUMBER

Signature Signature, if held jointly Date , 2025

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

2025

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting of Shareholders

to be held on December 19, 2025

This notice of meeting and the accompanying

proxy statement are available at:

https://www.cstproxy.com/churchillcapitalix/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

CHURCHILL CAPITAL CORP IX

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint Michael Klein and Jay Taragin (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Annual General Meeting of shareholders of Churchill Capital Corp IX (“Churchill”) to be held on December 19, 2025 at 9:00 a.m., Eastern time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the Annual General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSAL ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)